UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2024

CERENCE INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Mall Road, Suite 416
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 362-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2024, Daniel Tempesta notified Cerence Inc. (the “Company”) of his decision to resign as Chief Financial Officer of the Company for personal reasons, effective as of May 17, 2024. In his role as Chief Financial Officer, Mr. Tempesta has served as principal financial officer and principal accounting officer of the Company. Mr. Tempesta advised the Company that his decision to resign did not involve any disagreement with the Company. The Company has commenced a search for a new Chief Financial Officer, and has retained a third-party consulting firm to provide interim support for the finance organization during the transition period.

The Board of Directors of the Company has designated Stefan Ortmanns, President and Chief Executive Officer, as the Company’s principal financial officer, and Katherine Roman, Vice President and Corporate Controller, as the Company’s principal accounting officer, each on an interim basis and effective as of May 17, 2024. Information regarding Dr. Ortmanns is set forth in the Company’s proxy statement for its 2024 annual meeting of shareholders filed with the Securities and Exchange Commission on January 5, 2024. Ms. Roman, age 42, has served as the Company’s Vice President and Corporate Controller since July 2021, and from October 2019 to June 2021, she served as Assistant Controller of the Company. Prior to the spin-off of the Company from Nuance Communications, Inc. (“Nuance”), Ms. Roman worked in a series of roles with increasing responsibility in the finance organization of Nuance, including Director, Corporate Accounting and Consolidations from October 2016 to September 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024	CERENCE INC.

	By:	/s/ Stefan Ortmanns
	Name:	Stefan Ortmanns
	Title:	President and Chief Executive Officer